                                                               EXHIBIT 10.45

                               AMENDMENT NO. 1 TO

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            PRIME RESIDENTIAL, L.P.


         AMENDMENT NO. 1 dated as of September 20, 1994, by and among Prime Residential, Inc., a Maryland corporation, in its capacity as general partner (the "General Partner") of Prime Residential, L.P., a Delaware limited partnership (the "Partnership"), and the limited partners listed on Exhibit A to the Partnership's Amended and Restated Agreement of Limited Partnership dated as of August 31, 1994 (the "Partnership Agreement").

                                   RECITALS:

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Partnership Agreement.

         On September 20, 1994, the General Partner issued and sold in the aggregate 1,137,525 shares of Common Stock, par value $.01 per share (the "Shares") to certain underwriters pursuant to the exercise by the underwriters of their overallotment option in exchange for net proceeds of $17,105,376 (the "Net Proceeds").

         Section 4.3(b) of the Partnership Agreement restricts the General Partner from issuing any Common Stock unless the General Partner contributes to the Partnership the proceeds therefor, or consideration received therefrom, in consideration for which the Partnership is obligated to issue additional Common Units equal to the product of (i) the number of shares of Common Stock issued by the General Partner, multiplied by (ii) a fraction the numerator of which is one and the denominator of which is the Exchange Factor in effect on the date of such contribution.

         The General Partner has contributed the Net Proceeds to the Partnership and the Partnership has issued additional Common Units in consideration therefor in accordance with Section 4.3(b)(ii)(C) of the Partnership Agreement.

         Section 14.7 of the Partnership Agreement authorizes the General Partner to amend the Partnership Agreement without the Consent of the Partners to reflect the issuance of Common Units pursuant to Section 4.3.

         NOW THEREFORE, the General Partner, on behalf of all Partners, hereby amends the Partnership Agreement as follows:
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                          1.      Exhibit A to the Partnership Agreement is
                 hereby amended and restated in its entirety as set forth on Exhibit A attached hereto to reflect the General Partner's additional Capital Contribution to the Partnership of $17,105,376 and the issuance to the General Partner of 1,137,525 Common Units.

                          2. Except as amended by this Amendment No. 1, the Partnership Agreement remains unchanged and in full force and effect.

                          IN WITNESS WHEREOF, the parties hereto have executed
this Amendment No. 1 as of the date and year first above written.

GENERAL PARTNER:

PRIME RESIDENTIAL, INC.,



By:          /s/ David M. Glickman
- ------------------------------------
Name:   David M. Glickman
Title:  Chief Executive Officer


LIMITED PARTNERS:

THE PRIME GROUP, INC.

PRIME GROUP LIMITED PARTNERSHIP

RICHARD F. CAVENAUGH

LG TRUST

DAVID M. GLICKMAN

ADAM D. PETERSON

PRIME GROUP IV, L.P.

By:      Prime Residential, Inc. as
         Attorney in Fact for the Limited
         Partners pursuant to Section 2.6
         of the Partnership Agreement

         By:          /s/ David M. Glickman
            --------------------------------
               Name:   David M. Glickman
               Title:  Chief Executive Officer





                                       2
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                                   EXHIBIT A

                               PARTNERSHIP UNITS
                           (as of September 20, 1994)

                                                              NUMBER OF
                                                              COMMON UNITS              TOTAL
                                     NUMBER OF                OTHER THAN                NUMBER
                                     INITIAL                  INITIAL                   OF COMMON
GENERAL PARTNER                      COMMON UNITS             COMMON UNITS              UNITS
- ---------------                      ------------             ------------              ---------
                                                               C>
Prime Residential, Inc.                -                       8,958,525                  8,958,525

  Initial Capital
  Contribution of
  General Partner:
    $110,592,149

  Additional Capital
  Contribution of
  General Partner:
    $ 17,105,376


  Total Capital
  Contribution of
  General Partner:
    $127,697,525


LIMITED PARTNERS
- ----------------
1.    The Prime Group, Inc.         359,375                         -                       359,375
2.    Prime Group Limited
      Partnership                     2,953                         -                         2,953
3.    Richard F. Cavenaugh           17,280                         -                        17,280
4.    LG Trust                         -                          84,375                     84,375
5.    David M. Glickman             156,250*                        -                       156,250*
6.    Adam D. Peterson                 -                          15,625                     15,625
7.    Prime Group IV, L.P.          328,125**                       -                       328,125**
                                                                                            -------


      Total Common Units Held                                                               963,983
      by Limited Partners                                                                   -------

      TOTAL COMMON UNITS                                                                  9,922,508
                                                                                          =========

* Includes 2,683 and 153,567 Initial Common Units, respectively, that The Prime Group, Inc. and Prime Group Limited Partnership transferred to David M. Glickman immediately following the Completion of the Offering. All of these Common Units transferred to David M. Glickman constitute Initial Common Units.

**   Represents 328,125 Initial Common Units transferred by Prime Group Limited
Partnership to Prime Group IV, L.P. immediately following the Completion of the Offering. All of those Common Units transferred to Prime Group IV, L.P. constitute Initial Common Units.

                                      A-1